AMENDMENT FIVE TO
                               MARKETING AGREEMENT


THIS FIFTH AMENDMENT TO THE MARKETING AGREEMENT is effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.

WHEREAS, Transamerica and LMG entered into a Marketing Agreement, dated May 29, 1998, as amended, hereinafter referred to as the "Agreement," wherein Transamerica and LMG agreed to jointly develop proprietary annuity products, wherein LMG would market such products on behalf of Transamerica, utilizing its nationwide distribution channels of duly licensed and appointed Producers in consideration of the fees as set forth in APPENDIX B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:

1. The Policy Forms table in APPENDIX A is restated & amended to include new business Discontinuance Dates as follows. The discontinuance date is the date which on or after no further applications will be accepted. For the products earmarked to be withdrawn effective March 3rd, 2003 in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange transfer paperwork must be received by March 3rd, 2003 and the transferred funds completed by June 6th, 2003 in order for the policy to be issued.

------------------------------------ ------------------------------------ ------------------------------------ ---------------------

PRODUCT NAME                         POLICY FORM NUMBERS*                 EFFECTIVE DATES                      DISCONTINUANCE DATES
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 75/25                 T-CTMY0298-5-75/25;                  5/29/98                              3/3/03
                                     T-PTMY0298-5-7525
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)7 75/25                 T-CMY0799-7-75/25;                   10/18/99                             3/3/03
                                     T-PMY0799-7-75/25
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)10 75/25                T-CTMY0298-10-75/25;                 5/29/98                              3/3/03
                                     T-PTMY0298-10-75/25
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)  Secure Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 Secure (formerly      T-CTMY0298-5-50/50;                  7/10/2000                            3/3/03
known as the SelectMark(R)5 50/50)   T-PTMY0298-5-50/50                   (5/29/98 for
                                                                          SelectMark(R) 5 50/50)
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)7 Secure (formerly      T-CMY0799-7-50/50;                   7/10/2000                            3/3/03
known as the SelectMark(R)7 50/50)   T-PMY0799-7-50/50                    (10/18/99 for SelectMark(R)7 50/50)
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Special Edition Series
------------------------------------------------------------------------------------------------------------------------------------
Selectmark(R)5 Special Edition       T-PSMSE-0801-5                       01/02/02                             3/3/03
                                     T-CSMSE-0801-5
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)7 Special Edition       T-CMY0799-7-100;                     10/18/99                             3/3/03
                                     T-PMY0799-7-100
------------------------------------ ------------------------------------ ------------------------------------ ---------------------

                                     1 of 8

------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)7 Special Edition       T-CEIA-0500-7                        7/26/2000                            3/3/03
Equity Index Strategy
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)10 Special Edition      T-CTMY0298-10-50/50;                 2/9/99                               3/3/03 for all states
(formerly known as the Select        T-PTMY0298-10-50/50                  5/29/98 for                          except Florida.
Mark(R)10 50/50)                                                          SelectMark(R)10 50/50)               9/1/03 for plan codes
                                                                                                               ARIH52 & ARIR52 in
                                                                                                               Florida**
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)10 Special Edition      T-CMY1099-10-100;                    4/6/2000                             3/3/03
with STS                             T-PMY1099-10-100
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)10 Special Edition      T-CEIA-0500-10;                      7/26/2000                            3/3/03
Equity Index Strategy                T-PEIA-0500-10
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)10 Special Edition      T-CEIA-0500-10STS;                   7/26/2000                            3/3/03
with STS and Equity Index Strategy   T-PEIA-0500-10STS
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
Selectmark(R)Special Edition Plus 4  T-C-SMSE-0402-10-4;                   04/30/02                            9/1/03**
                                     T-P-SMSE-0402-10-4
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
Selectmark(R)Special Edition Plus    T-C-SMSE-0402-10-0;                   05/06/02                            3/3/03
                                     T-P-SMSE-0402-10-0
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Elite Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R)5 Elite                 T-C390-0701-5;                       9/1/01                               9/1/03**
                                     T-P390-0701-5
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)7 Elite                 T-C390-0701-7;                       9/1/01                               9/1/03**
                                     T-P390-0701-7
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
SelectMark(R)10 Elite                T-C390-0701-10;                      9/1/01                               9/1/03**
                                     T-P390-0701-10
------------------------------------------------------------------------------------------------------------------------------------
PreferMark Series
------------------------------------------------------------------------------------------------------------------------------------
PreferMark Platinum                  T-CMY0500-9;                         7/26/2000
                                     T-PMY0500-9
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
PreferMark Gold                      T-CMY0500-10;                        7/26/2000
                                     T-PMY0500-10
------------------------------------------------------------------------------------------------------------------------------------
Riders
------------------------------------------------------------------------------------------------------------------------------------
Beneficiary Rider                    T-CBR-0799;                          10/18/99
                                     T-PBR-0799
------------------------------------ ------------------------------------ ------------------------------------ ---------------------
Beneficiary Rider Plus               T-PBRII-0400;
                                     T-CBRII-0400                         7/26/2000
------------------------------------ ------------------------------------ ------------------------------------ ---------------------

*    Including  all  State   required   variations   of  the  above   referenced
     products/policy form numbers

** Transamerica and LMG may determine that this date may need to be changed depending on how other product development efforts progress. Any such change shall be set forth in a separate written agreement or amendment.

                                     2 of 8

 * CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

2. The Compensation table in APPENDIX B is restated & amended to include new rates and their effective dates as follows.

     All rate changes included in this table are applicable only to applications received on or after such referenced effective dates.


                                                                        Compensation to Legacy
                                                 -------------------------------------------------------------------------
                                                           Age Mandated Commission Reduction                       (g)
                            POLICY FORM                    ---------------------------------                    LMG Trail
                             NUMBERS/                (a)        (b)       (c)        (d)     (e)      (f)       Com. (AKA    Special
        PRODUCT NAME      Effective Dates           Commis-    Comm.       %        Trail    Mkt.   Override  Administrative  Rules
                                                    sion      Reduces   Reduction           Allow.            Trail Fee or
                                                               @ Age                                          Fund One fee)
------------------------------------------------------------------------------------------------------------------------------------

SelectMark(R) Series
-------------------------- ---------------------------------------------------------------------------------------------------------
                           T-CTMY0298-5-75/25;
SelectMark(R) 5 75/25      T-PTMY0298-5-75/25
                           Effective 5/29/98         5.00%     85          *           *        *          *       *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         5.00%     85          *           *        *          *       *
-------------------------- ---------------------------------------------------------------------------------------------------------
                           T-CMY0799-7-75/25;
SelectMark(R) 7 75/25      T-PMY0799-75/25
                           Effective 10/18/99        7.00%     85          *           *        *          *       *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         7.00%     85          *           *        *          *       *
-------------------------- ---------------------------------------------------------------------------------------------------------
                           T-CTMY0298-10-75/25;
SelectMark(R) 10 75/25     T-PTMY0298-10-75/25
                           Effective 5/29/98         8.00%     85          *           *        *          *       *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         8.00%     85          *           *        *          *       *
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Secure Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) 5 Secure     T-CTMY0298-5-50/50;
(formerly known as the     T-PTMY0298-5-50/50
SelectMark(R)5 50/50)      Effective 7/10/00         4.75%     85          *           *        *          *       *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         4.75%     85          *           *        *          *       *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 7 Secure     T-CMY0799-7-50/50;
(formerly known as the     T-PMY0799-7-50/50
SelectMark(R)7 50/50)      Effective 7/10/00         6.25%     85          *           *        *          *       *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         6.25%     85          *           *        *          *       *
-------------------------- ---------------------------------------------------------------------------------------------------------

                                     3 of 8

 * CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Special Edition Series
------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) 5 Special    T-PSMSE-0801-5
Edition                    T-CSMSE-0801-5
                           Effective 01/02/02        6.25%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         6.25%     80          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 7 Special    T-CMY0799-7-100;
Edition                    T-PMY0799-7-100
                           Effective 10/18/99        8.75%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         8.75%     80          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 7 Special    T-CEIA-0500-7
Edition Equity Index
Strategy                   Effective 7/26/00         8.75%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         8.75%     80          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 10 Special   T-CTMY0298-10-50/50;
Edition (formerly known    T-PTMY0298-10-50/50
as the SelectMark(R) 10
50/50)                     Effective 2/9/99         10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02        10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective  1/1/03         9.50%     80          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 10 Special   T-CMY1099-10-100;
Edition with STS           T-PMY1099-10-100
                           Effective 4/6/00         10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02        10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective  1/2/03         9.50%     80          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 10 Special   T-CEIA-0500-10;
Edition Equity Index       T-PEIA-0500-10
Strategy                   Effective 7/26/00        10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02        10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective  1/2/03         9.50%     80          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 10 Special   T-CEIA-0500-10STS;
Edition with STS and       T-PEIA-0500-10STS
Equity Index Strategy      Effective 7/26/00        10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02        10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective  1/2/03         9.50%     80          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R)  Special     T-C-SMSE-0402-10-0;
Edition Plus               T-P-SMSE-0402-10-0
                           Effective 5/6/02         10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02        10.00%     80          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective  1/2/03         9.50%     80          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R)  Special     T-C-SMSE-0402-10-4;
Edition Plus 4             T-P-SMSE-0402-10-4
                           Effective 4/30/02         8.50%     80          *           *       *         *         *
                                                    (+0.25%
                                                    bonus)
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         9.00%     80          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------

                                     4 of 8

 * CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

------------------------------------------------------------------------------------------------------------------------------------
SelectMark(R) Elite Series
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 5 Elite      T-C390-0701-5;
                           T-P390-0701-5
                           Effective 9/1/01          8.00%     85          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         8.00%     85          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 7 Elite      T-C390-0701-7;
                           T-P390-0701-7
                           Effective 9/1/01          9.50%     85          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         9.50%     85          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
SelectMark(R) 10 Elite     T-C390-0701-10;
                           T-P390-0701-10
                           Effective 9/1/01         11.00%     85          *           *       *         *         *
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02        11.00%     85          *           *       *         *         *
-------------------------- ---------------------------------------------------------------------------------------------------------
PreferMark Series
-------------------------- ---------------------------------------------------------------------------------------------------------
PreferMark Platinum        Y-CMY0500--9;                                                                              Age-mandated
                           T-PMY0500-9                                                                                commission
                                                                                                                      reduction also
                                                                                                                      applies to
                           Effective 7/26/00         7.50%     85          *           *       *         *         *  override
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         7.50%     85          *           *       *         *         *
                           No Change
-------------------------- ---------------------------------------------------------------------------------------------------------
PreferMark Gold            T-CMY0500-10;                                                                              Age-mandated
                           T-PMY0500-10                                                                               commission
                                                                                                                      reduction also
                                                                                                                      applies to
                           Effective 7/26/00         3.00%     85          *           *       *         *         *  override
                           ---------------------------------------------------------------------------------------------------------
                           Effective 12/1/02         3.00%     85          *           *       *         *         *
                           No Change
-------------------------- ---------------------------------------------------------------------------------------------------------

3.   The General Compensation Rules are amended & restated as follows:

     GENERAL COMPENSATION RULES

1.   Base Commission (Column (a) above):

     Transamerica will pay LMG on the last business day of the week base commissions for all premiums received in cash by LMG during that week, i.e., the prior Friday through Thursday, in the specified percentages indicated in Column (a) above. Such commissions will be paid by Transamerica to LMG by Transamerica authorizing LMG to write a check to itself against the Transamerica Disbursement account for the total weekly commission amount.

     Additional premiums will be subject to the same base commission percentages noted above as the initial premium.

     In addition to the base commission rates specified in Column (a) above Transamerica will pay LMG an additional commission as follows:

                                     5 of 8

 * CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

     (1) *% of all premiums received on or before August 31, 2001 by LMG for the SelectMark(R) 10 Special Edition (for premiums received after October 18,
     1999), SelectMark(R) 10 Special Edition Equity Index Strategy, SelectMark(R) 10 STS Special Edition Equity Index Strategy and SelectMark(R) 10 Special Edition with STS products for applications received by Legacy for such products on or before August 31, 2001, and in the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange/transfer paperwork must be received by LMG by August 31, 2001 and the cash received by November 30, 2001 for Transamerica to pay the extra *% bonus.

     (2) *% of all premiums received during the period September 1, 2001 and September 30, 2001 for such products for applications received by LMG for such products. In the case of 1035 exchanges and other transfers between financial institutions, the application and completed exchange/transfer paperwork must be received by LMG between September 1 and September 30th and the cash received by November 30, 2001 for Transamerica to pay the extra *% bonus.

     Note: As a practical matter, LMG's administrative system will treat additional deposits on inforce policies in the same manner as cash received on 1035 exchanges and other transfers with respect to the above rules. Transamerica agrees to this treatment on additional deposits based on (1) LMG's representation that additional deposits will not be material and (2) LMG's agreement that this treatment on additional deposits will not be disclosed in any manner to producers or policyholders. LMG also agrees to limit disclosure of this treatment on additional deposits to LMG employees on a "need to know" basis.

2.   Age Mandated and Voluntary Trail Selection  Commission  Reduction  (Columns
     (b), (c) and (d) above):

     The following provision applies to payment of all base commissions for all products subject to this Agreement (see below for separate rules for PreferMark Gold and PreferMark Platinum) if the issue age is greater than 79 (in the case of SelectMark(R) Special Edition products) and 84 for other products, or voluntary trail compensation is selected. The *% additional commission payable for the SelectMark(R) 10 series products is considered part of the base commission.

     If the issue age is greater than 79 or 84 as defined in the Death Benefit Proceeds provision of the applicable policy form or voluntary trail compensation is selected, base commissions are reduced by *%. A trail base commission is paid monthly beginning in policy year 2. Column (d) reflects the trail base commission percentage on an annual basis (calculated as Column (a) multiplied by the percentage in Column (c) divided by 10). This trail base commission is paid monthly (the payable amount, calculated each month, is the Column (d) annual percentage divided by 12 and multiplied by the annuity cash value). The monthly trail base commission continues to be paid until death of the annuitant, surrender of the policy or election of a settlement option.

                                     6 of 8

 * CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

     With regard to PreferMark Gold and PreferMark Platinum, if the issue age of a policy is greater than 84 as defined in the Death Benefit Proceeds provision of such policy form or voluntary trail compensation is selected, the applicable base commission percentage is reduced by *% for all premiums received for that policy. No monthly trail commission is payable.

3.   Marketing Allowance (Column (e) above):

     Transamerica will pay to LMG a Marketing Allowance for all premiums received by LMG in the specified percentages indicated in Column (e) above. LMG will bill Transamerica weekly and Transamerica will pay LMG such Marketing Allowance by wire transfer within five (5) business days of receipt of such documentation.

4.   Override Commission (Column (f) above):

     Transamerica will pay to LMG an override commission (on the last business day of the week) for all premiums received by LMG during that week, in the specified percentages indicated in Column (f) above.

     The override commission percentages in Column (f) include *% which is paid back to Transamerica by LMG at the end of each fiscal year (for this purpose each fiscal year begins on August 1 and ends on the following July
     31) for the first $* of aggregate premium received by LMG during that fiscal year for all (excluding PreferMark Gold and PreferMark Platinum) products (net of premiums returned to policyholders under free look provisions if the aggregate premium received by LMG for the fiscal year is less than $*). LMG will retain the *% on all premiums received in excess of $* in each fiscal year. Notwithstanding the foregoing, LMG's obligation to pay Transamerica the aforementioned $* shall terminate upon LMG's final payment of $* for the fiscal year ending July 31, 2001.

     With regard to PreferMark Gold and PreferMark Platinum, if the issue age of a policy is greater than 84 as defined in the Death Benefit Proceeds provision of such policy form the applicable override commission percentage is reduced by *% for all premiums received for that policy.

5.   LMG Trail Commission (Column (g) above):

     Transamerica will pay LMG the annual rate shown in column (g) above, paid monthly, of the total Annuity Cash Value of the policies sold under this Agreement. For the purpose of the foregoing, Annuity Cash Value is the contract's Cash Value which reflects any applicable reductions, loans and withdrawals. The commission is based on the total month end Annuity Cash Value and will be paid within six (6) business days of month end by Transamerica via wire transfer to an LMG bank account.

                                     7 of 8

4. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.


IN WITNESS HEREOF, the parties have hereto executed this Agreement.


LEGACY MARKETING GROUP           TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY
By: /s/ Don Dady                 By: /s/ Ken Kilbane
Title: VP of Marketing           Title: VP Legacy Marketing Sales
Date: May 6, 2003                Date: May 7, 2003

                                     8 of 8